Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Taxes

Note 11 — Taxes

Cayman Islands

MicroCloud, MC was incorporated in the Cayman Islands and is not subject to tax on income or capital gains under the laws of Cayman Islands. Additionally, the Cayman Islands does not impose a withholding tax on payments of dividends to shareholders.

Seychelles

Mcloudvr Software is incorporated in Seychelles and is not subject to tax on income generated outside of Seychelles under the current law. In addition, upon payments of dividends by these entities to their shareholders, no withholding tax will be imposed.

Hong Kong

Quantum Edge HK Limited, Broadvision HK, Ocean HK and Mcloudvr HK, our subsidiaries incorporated in Hong Kong, are subject to a two-tiered income tax rate for taxable income earned in Hong Kong. The first HK$2 million of profits earned by a company is subject to be taxed at an income tax rate of 8.25%, while the remaining profits will continue to be taxed at the existing tax rate of 16.5%.

PRC

The subsidiaries incorporated in the PRC are governed by the income tax laws of the PRC and the income tax provision for operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), domestic enterprises and Foreign Investment Enterprises (the “FIE”) are subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemptions may be granted on a case-by-case basis. EIT grants preferential tax treatment to certain High and New Technology Enterprises (“HNTEs”). Under this preferential tax treatment, HNTEs are entitled to an income tax rate of 15%, subject to a requirement that they re-apply for HNTE status every three years. Shanghai Mengyun obtained the “high-tech enterprise” tax status in October 2017 and further renewed in December 2020, which reduced its statutory income tax rate to 15% from January 2017 to December 2023. Shenzhen Mengyun obtained the “high-tech enterprise” tax status in November 2018 and further renewed in December 2021, which reduced its statutory income tax rate to 15% from January 2018 to December 2024. Shenzhen Bowei obtained the “high-tech enterprise” tax status in December 2021, which reduced its statutory income tax rate to 15% from December 2021 to December 2024.

Horgos Weiyi, Horgos Youshi, Horgos Bowei and Horgos Tianyuemeng were formed and registered in Horgos in Xinjiang, China from 2016 to 2020, and Kashgar Youshi was formed and registered in Kashgar in Xinjiang, China in 2016. These companies are not subject to income tax for 5 years and can obtain another two years of tax exemption status and three years at reduced income tax rate of 12.5% after the 5 years due to the local tax policies to attract companies in various industries.

Significant components of the provision for income taxes are as follows:

	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2023	For the year ended December 31, 2023
	RMB	RMB	RMB	USD
Current income tax expenses	47,145	54,335	(100,859)	(14,313)
Deferred income tax benefits	(841,948)	(880,475)	(4,038,047)	(573,041)
Income tax expenses	(794,803)	(826,140)	(4,138,906)	(587,354)

The following table reconciles China statutory rates to the Company’s effective tax rate:

	For the year ended December 31, 2021	For the year ended December 31, 2022	For the year ended December 31, 2023
China statutory income tax rate	25.00%	25.00%	25.00%
Preferential tax rate reduction	(24.76)%	(24.51)%	(37.28)%
Change in valuation allowance	0.44%	(2.01)%	(15.37)%
Additional R&D deduction in China	(1.24)%	0.83%	1.38%
Permanent difference	(0.37)%	(0.06)%	(0.20)%
Tax rate difference outside China(1)	(0.04)%	0.04%	(0.05)%
Effective tax rate	(0.97)%	(0.71)%	(26.52)%

(1)	It is mainly due to the lower tax rate of the entities incorporated in Hong Kong, and tax exempt in Cayman Islands.

Deferred tax assets and liabilities

Significant components of deferred tax assets and liabilities were as follows:

	December 31, 2022	December 31, 2023	December 31, 2023
	RMB	RMB	USD
Deferred tax assets:
Allowance for doubtful accounts	256,868	258,718	36,528
Impairment loss for investment	240,000	240,000	33,885
Net operating loss carry forward	3,409,722	18,180,820	2,566,934
Inventory reserve	26,469	26,469	3,737
Right of use	14,110	152,685	21,558
Less: valuation allowance	(3,054,301)	(15,927,164)	(2,248,742)
Deferred tax assets, net	892,868	2,931,528	413,900
Deferred tax liabilities:
Recognition of intangible assets arising from business combinations	(1,999,387)	-	-
Deferred tax liabilities, net	(1,999,387)	-	-
Total deferred tax liabilities, net	(1,106,519)	2,931,528	413,900

The Company evaluated the recoverable amounts of deferred tax assets, and provided a valuation allowance to the extent that future taxable profits will be available against which the net operating loss and temporary differences can be utilized. Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Company’s estimate of its future taxable income. If events occur in the future that allow the Company to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.

The Company recognized deferred tax liabilities related to the excess of the intangible assets reporting basis over its income tax basis as a result of fair value adjustment from acquisitions in 2020. The deferred tax liabilities will reverse as the intangible assets are amortized for financial statement reporting purposes.

As of December 31, 2023, the Company had net operating loss carry forwards of approximately RMB 125,185,603, which arose from Shanghai Mengyun, Shenzhen Mengyun, Shenzhen Bowei and Shenzhen Yushi, the subsidiaries established in the PRC, and will expire during the period from 2024 to 2028.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2022 and 2023, the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest and penalties related to potential underpaid income tax expenses for the years ended December 31, 2022 and 2023 and also does not anticipate any significant increases or decreases in unrecognized tax benefits in the next 12 months from December 31, 2023.

Value added taxes (“VAT”)

Revenue represents the invoiced value of service, net of VAT. The VAT are based on gross sales price. VAT rate is 6% on services and 13% on goods in China.

Taxes payable consisted of the following:

	December 31, 2022	December 31, 2023	December 31, 2023
	RMB	RMB	USD
VAT taxes payable	49,655	198,966	28,092
Income taxes payable	473,565	394,809	55,743
Other taxes payable	79,034	31,833	4,494
Totals	602,254	625,608	88,329